                             MANAGEMENT AGREEMENT


     This Management Agreement (the "AGREEMENT") is made as of the 1st day of December, 1995, by and between FDC Technologies, Inc., a Delaware corporation (the "COMPANY"), the Company's subsidiaries that are listed on Schedule A hereto (the "SUBSIDIARIES") and TC Group, L.L.C., a Delaware limited liability company ("CARLYLE").

     WHEREAS, Carlyle, by and through its officers, employees, agents, representatives and affiliates, has expertise in the areas of corporate management, finance, product strategy, investment, acquisitions and other matters relating to the business of the Company; and

     WHEREAS, the Company and each of its Subsidiaries desires to avail itself of the expertise of Carlyle in the aforesaid areas, in which it acknowledges the expertise of Carlyle.

     NOW, THEREFORE, in consideration of the foregoing recitals and covenants and conditions herein set forth, the parties hereto agree as follows:

     1.   APPOINTMENT.   The Company and the Subsidiaries hereby appoint
Carlyle to render the advisory and consulting services described in Paragraph 2 hereof for the term of this Agreement.

     2. SERVICES. Carlyle hereby agrees that during the term of this Agreement it shall render to the Company and each of its Subsidiaries, by and through such of Carlyle's officers, employees, agents, representatives and affiliates as Carlyle, in its sole discretion, shall designate from time to time, advisory and consulting services (the "SERVICES") in relation to the planning and other services (but not including those referred to in the next sentence) including, without limitation, advisory and consulting services in relation to the selection, retention and supervision of outside legal counsel, and the selection, retention and supervision of investment bankers or other financial advisors or consultants. It is expressly agreed that the services to be performed hereunder shall not include investment banking or other financial advisory services rendered by Carlyle to the Company or any of its Subsidiaries in connection with acquisitions and divestitures by the Company or any of its Subsidiaries. Carlyle shall be entitled to receive additional reasonable compensation for providing any services of the type specified in the preceding sentence.

     3. FEES. In consideration of the services contemplated by Paragraph 2, subject to the provisions of Paragraph 6, the Company, its Subsidiaries and their successors agree to pay to Carlyle an aggregate per annum fee (the "FEE") equal to $300,000, commencing on the date hereof. The Fee shall be payable monthly in advance. Fee payments shall be non-refundable.

     4. REIMBURSEMENTS. In addition to the Fee, the Company and its Subsidiaries shall, at the direction of Carlyle, pay directly or reimburse Carlyle for its reasonable Out-of-Pocket Expenses. For the purposes of this Agreement, the term "OUT-OF-POCKET EXPENSES" shall mean the amounts actually paid by Carlyle in cash in connection with the services provided for in Paragraph 2, including, without limitation, reasonable (i) fees and disbursements of any independent professionals and organizations, including independent auditors, outside legal counsel, consultants, investment bankers or financial advisors, (ii) costs of any outside services or independent contractors such as financial printers, couriers, business publications of similar services and (iii) transportation, per diem, telephone calls, word processing expenses or any similar expense not associated with its ordinary operations. All reimbursements for Out-of-Pocket Expenses shall be made promptly upon or as soon as practicable after presentation by Carlyle to the Company or any of its Subsidiaries of the statement in connection therewith.

     5. INDEMNIFICATION. The Company and its Subsidiaries will indemnify and hold harmless Carlyle and its officers, employees, agent, representatives and affiliates (each being an "INDEMNIFIED PARTY") from and against any and all losses, claims, damages and liabilities, joint or several (the "LIABILITIES"), to which such Indemnified Party may become subject under any applicable federal or state law, or any claim made by any third party, or otherwise, to the extent they relate to or arise out of the Services contemplated by this Agreement or the engagement of Carlyle pursuant to, and the performance by Carlyle of the Services contemplated by, this Agreement. The Company and its Subsidiaries will reimburse any Indemnified Party for all reasonable costs and expenses (including reasonable attorneys' fees and expenses) as they are incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim for which the Indemnified Party is a party hereto, provided that, subject to the following sentence, the Company and the Subsidiaries shall be entitled to assume the defense thereof at their own expense, with counsel satisfactory to such Indemnified Party in its reasonable judgment. Any Indemnified Party may, at its own expense, retain separate counsel to participate in such defense, and in any action, claim or proceeding in which both the Company or any of its Subsidiaries, on the one hand, and an Indemnified Party, on the other hand, or is reasonably likely to become, a party, such Indemnified Party shall have the right to employ separate counsel at the Company's expense and to control its own defense of such action, claim or proceeding if, in the reasonable opinion of counsel to such Indemnified Party, a conflict or potential conflict exists between the Company or its Subsidiaries, on the one hand, and such Indemnified Party, on the other hand, that would make such separate representation advisable. Each of the Company and its Subsidiaries agrees that it will not, without the prior written consent of the applicable Indemnified Party, settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated hereby (if any Indemnified Party is a party thereto or has been actually threatened to be made a party thereto) unless such settlement, compromise or consent includes an unconditional release of the applicable Indemnified Party and each other Indemnified Party from all liability arising or that may arise out of such claim, action or proceeding. Provided that neither the Company nor any of its Subsidiaries is in breach of its indemnification obligations hereunder, no Indemnified Party shall settle or compromise any claim subject to indemnification hereunder without the consent of the Company. Neither the Company nor any of its Subsidiaries will be liable under the foregoing indemnification provision to the extent that any loss, claim, damage, liability, cost or expense is determined by a court, in a final judgment from which no further appeal may be taken, to have resulted solely from the gross negligence of willful misconduct of Carlyle. If an Indemnified Party is reimbursed hereunder for any expenses, such reimbursement of expenses shall be refunded to the extent it is finally judicially determined that the Liabilities in question resulted solely from the gross negligence or willful misconduct of Carlyle.

                                       2
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     6.   TERM. This Agreement shall be in effect on the date hereof and shall continue until such time as Carlyle, TC Group, L.L.C. and any affiliate thereof collectively control, in the aggregate, less than 10% of the outstanding shares of voting common stock of the Company. The provisions of Paragraphs 5, 7 and 8 and otherwise as the context so requires shall survive the termination of this Agreement.

     7. PERMISSIBLE ACTIVITIES. Subject to all applicable provisions of Delaware law that impose fiduciary duties upon Carlyle or its partners or affiliates, nothing herein shall in any way preclude Carlyle or its officers, employees, agents, representatives or affiliates from engaging in any business activities or from performing services for its or their own account or for the account of others, including for companies that may be in competition with the business conducted by the Company.

     8.   GENERAL.

          (a) No amendment or waiver of any provision of this Agreement, or consent to any departure by either party from any such provision, shall be effective unless the same shall be in writing and signed by the parties to this Agreement, and, in any case, such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          (b) This Agreement may be assigned or transferred to a Carlyle affiliate at the sole discretion of Carlyle.

          (c) Any and all notices hereunder shall, in the absence of receipted hand delivery, be deemed duly given when mailed, if the same shall be sent by registered or certified mail, return receipt requested, and the mailing date shall be deemed the date from which all time periods pertaining to a date of notice shall run. Notices shall be addressed to the parties at the following addresses:

If to Carlyle:           The Carlyle Group, L.P.
                         1001 Pennsylvania Avenue, N.W.
                         Suite 220 South
                         Washington, D.C.  20004
                         Attention:  Allan M. Holt

If to the Company        FDC Technologies, Inc.
or its Subsidiaries:     4800 Hampden Lane
                         Bethesda, MD  20814
                         Attention:  James M. Dean

          (d) This Agreement shall constitute the entire agreement between the parties with respect to the subject matter hereof, and shall supersede all previous oral and written (and all contemporaneous oral) negotiations, commitments, agreements and understandings relating hereto.

          (e) This Agreement shall be governed by, and enforced in accordance with, the laws of the State of Delaware (excluding the choice of law principles thereof). The parties to this Agreement hereby agree to submit to the non-exclusive jurisdiction of the federal and state courts located in the state of Delaware in any action or proceeding arising out of or relating to This Agreement. This Agreement shall inure to the benefit of, and be binding upon, Carlyle, the Company and its Subsidiaries (including any future subsidiaries of the Company that are not signatories hereto), and their respective successors and assigns.

          (f) This Agreement may be executed in two or more counterparts, and by different parties on separate counterparts. Each set of counterparts showing execution by all parties shall be deemed an original, and shall constitute one and the same instrument.

          (g) The waiver by any party of any breach of this Agreement shall not operate as or be construed to be a waiver by such party of any subsequent breach.

               IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers or agents as set forth below.

                                       FDC TECHNOLOGIES, INC. AND ITS
                                       SUBSIDIARIES


                                       By:  /s/ Peter J. Clare
                                          ------------------------------------
                                          Name:          Peter J. Clare
                                          Title:         Vice President



                                       TC GROUP, L.L.C.


                                       By:  TGG Holdings, L.L.C.


                                       By:  /s/ Allan M. Holt
                                          ------------------------------------
                                          Name:          Allan M. Holt
                                          Title:         Principal

                                       4
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                                   SCHEDULE A


DOXSYS, INC.

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